UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 6, 2005

Victory Capital Holdings Corp

(Exact name of registrant as specified in its charter)

Nevada	002-76219-NY	87-0564472
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

27762 Antonio Parkway, Suite l1-497, Ladera Ranch, CA	92692
(Address of Principal Executive Officers)	(Zip Code)

Registrant's telephone number, including area code: 800 880 7330

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

Effective September 6, 2005, HJ Associates & Consultants, LLP (“HJ”), informed Victory Capital Holdings Corporation (the “Company”) that they chose not to stand for re-election as independent certifying accountants for (the “Company”). This was accepted and approved by the board on directors of the Company on that date.

HJ’s audit report to our consolidated financial statements for the years ended December 31, 2004 and 2003 includes a modification expressing substantial doubt as to the Company's ability to continue as a going concern, due to our deficit in working capital and recurring losses. The audit report contains no other adverse opinion, disclaimer of opinion or modification as to uncertainty, audit scope or accounting principle. There have been no disagreements with HJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of HJ, would have caused them to make reference to the subject matter of the disagreement in connection with its report.

During our two most recent fiscal years and through September 6, 2005 there have been no reportable events as set forth in Regulation S-B, Item 304(a)(1)(iv). We have provided HJ with a copy of this Form 8-K and requested that it furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not HJ agrees with the above statements. A copy of the letter provided to us by HJ in response to this request is filed as Exhibit 16.1 to this Form 8-K.

Also on September 6, 2005, our board of directors approved a resolution to engage Mr. John Kinross-Kennedy, CPA, to become our new independent certifying accountant. During the two most recent fiscal years and through September 6, 2005, we have not consulted with Mr. Kinross-Kennedy regarding

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the our financial statements, other than his review of our Quarterly Report on Form 10-QSB for the quarter ended June 30, 2005; and no written report or oral advice was provided to us by concluding there was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto, or a reportable event, as set forth in Item 304(a)(1)(iv) of Regulation S-B.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2005

Victory Capital Holdings Corporation

By: ____/s/Jon Fullenkamp________________________________
  President, CEO and Chairman of the Board of Directors

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter regarding change in certifying accountant